Summary Prospectus Supplement	February 14, 2019

Putnam Global Equity Fund
Summary Prospectus dated February 28, 2018

Effective February 28, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

R. Shepherd Perkins, Chief Investment Officer, Equities, portfolio manager of the fund since 2011

Jacquelyne Cavanaugh, Portfolio Manager, Analyst, portfolio manager of the fund since 2019

Matthew Culley, Portfolio Manager, Analyst, portfolio manager of the fund since 2018

Walter Scully, Portfolio Manager, Analyst, portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

316022 2/19